Recovco Due Diligence Review Narrative
2019-SL1

Recovco’s Report, which is to be made available to the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client.  The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:
(1) Type of assets that were reviewed.
Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by Goldman Sachs & Co. LLC (“Client”.) The review was conducted on behalf of Client from March 21, 2019 thru March 29, 2019 via files imaged and provided by Client for review (the “Review”).

(2)	Sample size of the assets reviewed.

INITIAL POPULATION
Recovco was instructed to perform a review on a population totaling 894 seasoned non-performing and performing mortgage loans (the “Review Population.”) Depending on the delinquency status of the mortgage loans, Recovco’s findings and other factors, the Client decided upon the best execution for the mortgage loans. The final securitization population consists of 5,885 mortgage loans (the “Final Securitization Population”).

Within the final population, Recovco conducted the following reviews: Compliance Review (589 mortgage loans), Data Integrity Review (0 mortgage loans), Title Review (0 mortgage loans), Payment History Review (0 mortgage loans) and Collection Comment Review (0 mortgage loans.)

Compliance Reviews (589 Mortgage Loans) in the Final Securitization Population):
From mortgage loans that ended up within the Final Securitization Population, Recovco was provided with a population of 894 mortgage loans for review.  The Compliance Review of 589 mortgage loans which represented approximately 10.01% of the Final Securitization Population.

Collection Comment Reviews (0):
During the Review, Recovco did not perform a collection comment review.

Data Integrity Review (0):
During the Review, Recovco did not perform a Data Integrity Review.

Title Review (0);
During the Review, Recovco did not perform a Title Review.

Payment History Review (0):
During the Review, Recovco Recovco did not perform a Payment History Review.

FINAL SECURITIZATION POPULATION
After Recovco’s initial review was completed, the Client provided Recovco with a list of 589 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Final Securitization Population
Compliance Population	589	10.01%
Collection Comment Population	0	00.00%
Data Integrity Population	0	00.00%
Title Review Population	0	00.00%
Payment History Population	0	00.00%

(3)	Determination of the sample size and computation.
The Review was conducted with sample size criteria that has been communicated by the Client to Recovco to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E, which is:

Identity of NRSRO	Title and Date of Criteria
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), dated February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E and Morningstar RMBS Ratings Methodology dated July 7, 2016
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business
Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015, Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 14, 2012, and Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

DBRS	Third-Party Due Diligence Criteria for US RMBS Transactions, dated September 2017
Fitch Ratings, Inc.	U.S. RMBS Master Rating Criteria. dated June 27, 2016
Kroll Bond Ratings	US RMBS Rating Methodology, dated January 9, 2012

(4)	Quality or integrity of information or data about the assets: review and methodology.
Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6)	Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Use of alternative data and documents:  These are seasoned loans and wherever appropriate, alternative documentation was reviewed.  For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i) review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv) timing of initial and re-disclosed TIL(s); c) Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re- calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions.

(VI)	Document Review
Recovco reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:
•	Initial application (1003);
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;
•	Appraisal;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final 1003;
•	Final TIL;
•	HUD from sale of previous residence;
•	Initial and final GFE’s;
•	Changed circumstance documentation;
•	Final HUD-1;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards; and
•	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Data Compare
Not Applicable

Collection Comment Review
Not Applicable

Title Review
Not Applicable

Payment History
Not Applicable
SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Recovco conducted (i) a Compliance Review on 589 mortgage loans, (ii) a Data Integrity Review on no mortgage loans, (iii) a Title Review on no mortgage loans (iv) a Collection Comment Review on no mortgage loans, and a Payment History Review on no mortgage loans.   The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

COMPLIANCE REVIEW RESULTS SUMMARY
After review of the 589 mortgage loans, 35 mortgage loans had a rating grade of “A / RA”, 539 mortgage loans had a rating grade of “B / RB”, 0 mortgage loans had a rating grade of “C / RC”, and 15 mortgage loans had a rating grade of “D / RD.”

Pursuant to the applicable NRSRO criteria, Recovco graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Multiple #*	Multiple %*	S&P #	S&P %*
A / RA	35	5.94%	35	5.94%
B / RB	539	60.22%	539	60.22%
C / RC	0	0.00%	0	0.00%
D / RD	15	2.55%	15	2.55%
* The grade definition is used by multiple rating agencies, including Moody’, Fitch, DBRS, and Morningstar.
COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)
The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Exception Type	# of Exceptions
Notice of Servicing Transfer missing or unexecuted	344
Loan program disclosure missing or unexecuted	242
Application Missing	166
Disclosure	155

Balloon Rider Missing	139
Prepayment Rider Missing	137
ComplianceEase TILA Test Failed	118
Good Faith Estimate missing or unexecuted	89
Final 1003 is Missing	55
Missing credit report	46
ComplianceEase State Regulations Test Failed	44
Note data is missing or inaccurate	44
Transmittal (1008) is Missing	42
Credit	39
Missing Doc	37
Settlement date is different from note date	23
Missing Title evidence	22
HUD-1 Closing Statement missing or unsigned	20
Credit report >90 days old at closing	15
Right of Rescission missing or unexecuted	12
Not all borrowers signed HUD	12
Missing Appraisal	12
Final Application is missing	11
Missing legal documents for senior or subordinate	9
Disclosures	8
Init. Escrow Acct Disc missing; loan has escrows	7
Not all borrowers signed TIL	6
TIL not hand dated	5
Note is missing or unexecuted	5
Condo / PUD rider Missing	4
Final TIL Missing or Not Executed	4
Mortgage missing / unexecuted	4
TIL transaction date missing	2
ROR Transaction date not consistent with Note and/	2
Required Affiliated Business Disclosure missing/un	1
Credit score not provided	1
ComplianceEase State/Local Predatory Test Failed	1
MECA chain of notes not properly endorsed	1
Grand Total	1884

DATA INTEGRITY REVIEW RESULTS SUMMARY
Not Applicable

TITLE LIEN REVIEW SUMMARY
Not Applicable

PAYMENT HISTORY REVIEW SUMMARY
Not Applicable

COLLECTION COMMENT REVIEW SUMMARY
Not Applicable